Exhibit 99.1
BY FIRST CLASS MAIL

September 15, 2022
NOTICE OF REDEMPTION
TO THE HOLDERS OF ALTUS POWER, INC.
PUBLIC AND PRIVATE PLACEMENT WARRANTS (CUSIP 02217A 11 0)

Dear Warrant Holder,
NOTICE IS HEREBY GIVEN, as of September 15, 2022, that Altus Power, Inc. (formerly known as CBRE Acquisition Holdings, Inc., and hereinafter referred to as the “Company”) is redeeming, at 5:00 p.m. New York City time on October 17, 2022 (the “Redemption Date”), all of the Company’s outstanding public and private placement warrants (the “Warrants”) to purchase shares of the Company’s Class A common stock, par value $0.0001 per share (the “ Class A Common Stock”), that were issued under the Warrant Agreement, dated December 10, 2020 (the “Warrant Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent and transfer agent (the “Warrant Agent”), that remain outstanding at 5:00 p.m. New York City time on the Redemption Date for a redemption price of $0.10 per Warrant (the “Redemption Price”).
Under Section 6.2 of the Warrant Agreement, the Company is entitled to redeem not less than all of the outstanding Warrants at a redemption price of $0.10 per Warrant if (i) the last reported sales price of the Class A Common Stock is at least $10.00 per share for any twenty (20) trading days within the thirty (30) trading day period ending on the third trading day prior to the date on which a notice of redemption is given and (ii) there is an effective registration statement covering the shares of Class A Common Stock issuable upon the exercise of the Warrants, and a current prospectus relating thereto, available throughout the Redemption Period (as such term is defined in the Warrant Agreement). At the direction of the Company, the Warrant Agent has delivered a notice of redemption to each of the registered holders of the outstanding Warrants.
Holders may exercise their Warrants until 5:00 p.m. New York City time on the Redemption Date. There are two methods by which Holders may exercise their Warrants:
Cash Exercise: Holders may continue to exercise the Warrants and receive Class A Common Stock in exchange for payment in cash of the exercise price of $11.00 per Warrant.
Cashless Exercise: Holders may elect to exercise their Warrants on a “cashless basis” (the “Cashless Exercise”) and surrender the Warrants for that number of shares of Class A Common Stock that is determined by reference to the table set forth in Section 6.2 of the Warrant Agreement based on the Redemption Date and the Redemption Fair Market Value of $10.98. Given the Redemption Fair Market Value and the Redemption Date, the number of shares of Class A Common Stock to be issued for each Warrant that is exercised through a Cashless Exercise is 0.2763. If any holder of Warrants would, after taking into account all of such holder’s Warrants exercised at one time, be entitled to receive a fractional interest in a share of Class A Common Stock, the number of shares the holder will be entitled to receive will be rounded down to the nearest whole number of shares.
The Warrants and the Class A Common Stock are listed on the New York Stock Exchange (the “NYSE”) under the symbols “AMPS WS” and “AMPS,” respectively. On September 12, 2022, the closing price of the Warrants was $3.26 and the closing share price of the Class A Common Stock was $11.68. At 5:00 p.m. New York City time on the Redemption Date, the Warrants will cease trading on the NYSE.
TERMS OF REDEMPTION; CESSATION OF RIGHTS
The rights of the Warrant holders to exercise their Warrants, either through the payment of the Cash Exercise Price or through Cashless Exercise, will terminate immediately prior to 5:00 p.m. New York City time on the Redemption Date. At 5:00 p.m. New York City time on the Redemption Date and thereafter, holders of unexercised Warrants will have no rights with respect to those Warrants, except to receive the Redemption Price or as otherwise described in this notice for holders who hold their Warrants in “street name.” We encourage holders to consult with their broker, financial advisor and/or tax advisor to consider whether or not to exercise their Warrants. Please note that the act of exercising the Warrants (either through the payment of the Cash Exercise Price or through a Cashless Exercise), is VOLUNTARY, meaning that holders of Warrants must instruct their broker to submit the Warrants to the Warrant Agent if the holder intends to exercise the Warrants.
Pursuant to Section 6.2 of the Warrant Agreement, the Company has the right to redeem all of the outstanding Warrants if (i) the last reported sales price of the Class A Common Stock reported has been at least $10.00 per share, for any twenty (20) trading days within a thirty (30) trading-day period ending on, and including, the third trading day prior to the date on which this notice of redemption is given and (ii) there is an effective registration statement covering the shares of Class A Common Stock issuable upon the exercise of the Warrants, and a current prospectus relating thereto, available throughout the Redemption Period. The Company is exercising its right of redemption under Section 6.2 of the Warrant Agreement.
The last reported sales price for the Class A Common Stock was $11.68 per share on September 12, 2022 (which is the third trading day prior to the date on which this notice of redemption is given) and the last reported share price for the Class A Common Stock for the period from August 15, 2022, through September 12, 2022, was over $10.00.
EXERCISE PROCEDURE
Warrant holders have until 5:00 p.m. New York City time on the Redemption Date to exercise their Warrants through either the payment of the Cash Exercise Price or through a Cashless Exercise. Holders who chose to exercise their Warrant through the Cashless Exercise will receive 0.2763 shares of Class A Common Stock. If any holder of Warrants would, after taking into account all of such holder’s Warrants exercised at one time, be entitled to receive a fractional interest in a share of Class A Common Stock, the number of shares of Class A Common Stock the holder will be entitled to receive will be rounded down to the nearest whole number of shares.

Payment of the Cash Exercise Price may be made by wire transfer of immediately available funds. Wire instructions will be provided to the Depository Trust Company and will otherwise be provided upon request.
Those who hold their Warrants in “street name” should immediately contact their broker to determine their broker’s procedure for exercising their Public Warrants since the process to exercise is VOLUNTARY.
Persons who are holders of record of their Warrants may exercise their Warrants by sending (1) the warrant certificate representing the Warrants being exercised (a “Warrant Certificate”), (2) a fully and properly completed “Election to Purchase” (a form of which is attached hereto as Annex A), duly executed and indicating, among of things, the number of Warrants being exercised and whether such Public Warrants are being exercised on a cash or cashless basis, and (3) if exercised for cash, payment in full of the Cash Exercise Price via wire transfer or other method of payment permitted by the Warrant Agreement to the Warrant Agent at:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attention: Compliance Department
Telephone: (212) 509-4000
E-mail:compliance@continentalstock.com

The method of delivery of the Warrants is at the option and risk of the holder, but if mail is used, registered mail properly insured is suggested.
The Warrant Certificate and the fully and properly completed Election to Purchase (together with payment of the Cash Exercise Price, if applicable) must be received by Continental Stock Transfer & Trust Company prior to 5:00 p.m. New York City time on the Redemption Date. Subject to the following paragraph, any failure to deliver the Warrant Certificate and a fully and properly completed Election to Purchase (together with the Cash Exercise Price, if applicable) before such time will result in such holder’s Warrants being redeemed for $0.10 per Warrant and not exercised.
None of the Company, its board of directors or employees has made or is making any representation or recommendation to any holder of the Warrants as to whether to exercise or refrain from exercising any Warrants.

WARRANTS HELD IN STREET NAME
For holders of Public Warrants who hold their Public Warrants in “street name,” broker-dealers shall have two (2) business days from the Redemption Date, or 5:00 p.m. New York City time on October 17, 2022, to deliver the Public Warrants to the Warrant Agent provided that a Notice of Guaranteed Delivery and, if applicable, payment in full of the Cash Exercise Price, is received by the Warrant Agent prior to 5:00 p.m. New York City time on the Redemption Date. Any such Public Warrant received without the Election to Purchase or the Notice of Guaranteed Delivery having been duly executed and fully and properly completed (together with payment of the Cash Exercise Price, if applicable) by 5:00

p.m. New York City time on the Redemption Date will be deemed to have been delivered for redemption (at $0.10 per Public Warrant), and not for exercise.
PROSPECTUS
A prospectus covering the Class A Common Stock issuable upon the exercise of the Warrants is included in a registration statement (Registration No. 333-262072) initially filed with the Securities and Exchange Commission (the “SEC”) on January 10, 2022 and originally declared effective by the SEC on January 21, 2022. The SEC maintains an Internet website that contains a copy of this prospectus. The address of that site is www.sec.gov. Alternatively, you can obtain a copy of the prospectus from our investor relations website at https://www.altuspower.com/.
REDEMPTION PROCEDURE
Payment of the Redemption Price will be made by the Company upon presentation and surrender of a Warrant for payment after 5:00 p.m. New York City time on the Redemption Date. Those who hold their shares in “street name” should contact their broker to determine their broker’s procedure for redeeming their Warrants.

Any questions you may have about redemption and exercising your Warrants may be directed to the Warrant Agent at its address and telephone number set forth above.

Sincerely,
Altus Power, Inc.
/s/ Dustin Weber
Dustin Weber
Chief Financial Officer

Annex A
ALTUS POWER, INC.
ELECTION TO PURCHASE

CHECK ONE BOX BELOW AND COMPLETE THE CORRESPONDING PARAGRAPH

    Payment of Cash Exercise Price
The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase the one share of Class A Common Stock set forth below and herewith tenders payment for such share of Class A Common Stock to the order of Altus Power, Inc. (the “Company”) in accordance with the terms hereof in the amount of the $11.00. The undersigned requests that a certificate for such shares of Class A Common Stock be registered in the name of _____________, whose address is                                                       and that such shares of Class A Common Stock be delivered to ____________, whose address is                                                      . If said number of shares is less than all of the shares of Class A Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Class A Common Stock be registered in the name of                             , whose address is                                                       and that such Warrant Certificate be delivered to                                         , whose address is                                                          .

    Cashless Exercise Pursuant to Section 6.2
The undersigned hereby irrevocably elects to exercise the right represented by this Warrant Certificate to exercise its Warrant pursuant to the Make-Whole Exercise (as defined in the Warrant Agreement) to receive that number of shares of Class A Common Stock per Warrant determined by reference to the table set forth in Section 6.2 of the Warrant Agreement. If said number of shares is less than all of the shares of Class A Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Class A Common Stock be registered in the name of                             , whose address is                                                       and that such Warrant Certificate be delivered to                                         , whose address is                                                          .

The warrants to purchase shares of Class A Common Stock (each a “Warrant”) have been called for redemption by the Company pursuant to Section 6.2 of the Warrant Agreement, dated December 10, 2020 (the “Warrant Agreement”), by and between the Company and Continental Stock Transfer & Trust Company as warrant agent. Pursuant to the terms of the Warrant Agreement, each whole Warrant is exercisable for one fully paid and non-assessable share of Class A Common Stock. Any Warrants that remain unexercised at 5:00 p.m. New York City time on October 17, 2022, will be void and no longer exercisable, and the holders of those Warrants will be entitled to receive only the redemption price of $0.10 per Warrant.

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Date:                      , 2022

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Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (OR ANY SUCCESSOR RULE)).